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                                                                      EXHIBIT 21

                        ICF KAISER INTERNATIONAL, INC.
                   9300 Lee Highway, Fairfax, Virginia 22031
                                (703) 934-3600

         ICF Kaiser International, Inc.'s consolidated subsidiaries are listed below. Consolidated subsidiaries which are less than wholly owned are indicated by the ownership percentage figure in parentheses following the name of the consolidated subsidiary.

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                                                                                                       Jurisdiction
Consolidated Subsidiary                                                                                of Formation
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
I.   Cygna Group, Inc.                                                                                     Delaware
     II.   Liability Risk Management, Inc.                                                               California
I.   EDA, Incorporated                                                                                     Maryland
I.   HBG Hawaii, Inc.                                                                                      Delaware
I.   HBG International, Inc.                                                                               Delaware
I.   ICF Kaiser Development Corporation, Inc.                                                              Delaware
     II.   Global Trade & Investment, Inc.                                                                 Delaware
I.   ICF Kaiser Engineers Group, Inc.                                                                      Delaware
     II.   Henry J. Kaiser Company                                                                           Nevada
     II.   ICF Kaiser Engineers, Inc.                                                                          Ohio
            III.   Henry J. Kaiser Company (Canada) Ltd.                                                     Canada
            III.   Kaiser Engineers & Builders, Inc.                                                       Delaware
            III.   Kaiser Engineers (California) Corporation                                               Delaware
            III.   Kaiser Engineers Corporation                                                            New York
            III.   Kaiser Engineers of Michigan, Inc.                                                      Michigan
            III.   ICF Kaiser International Planning & Design, Inc. (33 1/3%)                          Pennsylvania
            III.   Kaiser Overseas Engineering, Inc.                                                       Delaware
            III.   Kaiser Engineers Limited                                                          United Kingdom
                   IV.     Kaiser Engineers Technical Services Limited (80%)                                 Cyprus
            III.   Kaiser Engineers and Constructors, Inc.                                                   Nevada
                   IV.    ICF Kaiser Engenharia e Participacoes Ltda. (99.9%)                                Brazil
                          V.     ICF Kaiser Construcoes e Engenharia Ltda (99.989%)                          Brazil
                   IV.    ICF Pty. Ltd. (50%)                                                             Australia
                   IV.    Kaiser Engineers Limited (0.02%)                                                     U.K.
                   IV.    Kaiser Engenharia S.A. (50%)                                                     Portugal
                          V.     ICF Kaiser Construcoes e Engenharia Ltda (0.01%)                            Brazil
                   IV.    Kaiser Engineers (NZ) Ltd (1%)                                                New Zealand
                   IV.    Kaiser Engineers Pty. Ltd. (50%)                                                Australia
                          V.     KWA Kenwalt (50%)                                                        Australia
                          V.     ICF Kaiser Aluterv KFT                                                     Hungary
                          V.     ICF Kaiser Engineers Asia Pacific Pty Ltd                                Australia
                          V.     ICF Kaiser Engineers (Hong Kong) Ltd                                     Hong Kong
                          V.     ICF Kaiser Engineers (Singapore) Pte Ltd                                 Singapore
                          V.     Kaiser Engineers (NZ) Limited (99%)                                    New Zealand
            III.   Kaiser Engineers International, Inc.                                                      Nevada
                   IV.    ICF Pty. Ltd. (50%)                                                             Australia
                   IV.    ICF Kaiser Engenharia e Participacoes Ltda.(0.1%)                                  Brazil
                   IV.    ICF Kaiser Panama S.A.                                                             Panama
                   IV.    Kaiser Engenharia S.A. (50%)                                                     Portugal
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
                   IV.    Kaiser Engineers Pty. Ltd. (50%)                                                Australia
            III.   Kaiser Engineers Limited (99.98%)                                                           U.K.
                   IV.    Kaiser Engineers Technical Services Limited (80%)                                  Cyprus
                   IV.    Kaiser Engineers (UK) Limited (50%)                                                  U.K.
            III.   Kaiser Engineers (UK) Limited (50%)                                                         U.K.
                   IV.    Kaiser Engineers Technical Services Limited (20%)                                  Cyprus
            III.   KE Services Corporation                                                                 Delaware
            III.   Kaiser Engenharia e Constructoes Limitada                                                 Brazil
     II.   International Waste Energy Systems, Inc.                                                        Delaware
     II.   KE Livermore, Inc.                                                                              Delaware
I.   Kaiser Engineers Massachusetts, Inc.                                                                  Delaware
I.   ICF Kaiser Engineers Pacific, Inc.                                                                      Nevada
I.   Kaiser Europe, Inc.                                                                                   Delaware
I.   ICF Kaiser / Georgia Wilson, Inc.                                                                     Delaware
I.       Kaiser Government Programs, Inc.                                                                  Delaware
     II.    Kaiser K-H Holdings, Inc.                                                                      Delaware
           III.    Kaiser-Hill Company, LLC (50%)                                                          Colorado
                   IV.    Kaiser-Hill Funding Company, L.L.C. (98%)                                        Delaware
           III.    Kaiser-Hill Funding Company, L.L.C. (1%)                                                Delaware
I.   Kaiser Hanford Company                                                                                Delaware
I.   Kaiser Holdings Unlimited, Inc.                                                                       Delaware
     II.   American Venture Investments Incorporated                                                       Delaware
           III.    American Venture Holdings, Inc.                                                         Delaware
     II.   Cygna Consulting Engineers and Project Management, Inc.                                       California
     II.   Excell Development Construction, Inc.                                                           Delaware
     II.   Kaiser DPI Holding Co., Inc.                                                                    Delaware
     II.   Kaiser Engineers Eastern Europe, Inc.                                                           Delaware
            III.   ICF Kaiser Netherlands B.V. (10%)                                                    Netherlands
     II.   Kaiser Hunters Branch Leasing, Inc.                                                             Delaware
     II.   ICF Kaiser Netherlands B.V. (90%)                                                            Netherlands
     II.   Leasing Corporation, Inc.                                                                       Delaware
I.   ICF Kaiser Servicios Ambientales, S.A. de C.V. (66 2/3%)                                                Mexico
I.   Kaiser Technology Holdings, Inc.                                                                      Delaware
     II.   ICF Kaiser Advanced Technology, Inc.                                                               Idaho
            III.   ICF Kaiser Advanced Technology of New Mexico, Inc.                                    New Mexico
I.   Kaiser R G.P. No. 1, Inc.                                                                             Delaware
I.   Monument Select Insurance Company                                                                      Vermont
I.   Phase Linear Systems Incorporated                                                                     Delaware
I.   Tudor Engineering Company                                                                             Delaware
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